Exhibit 3.1

Date and Time: May 12, 2011 04:16 PM Pacific Time

British Columbia

The Best Place on Earth

BC Registry Services

Mailing Address:

PO BOX 9431 Stn Prov Govt.

Victoria BC V8W 9V3

www.corporateonline.gov.bc.ca

Location:

2nd Floor - 940 Blanshard St.

Victoria BC

250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: May 12, 2011 04:00 PM Pacific Time

Incorporation Number: BC0374228

Recognition Date: Incorporated on October 12, 1989

NOTICE OF ARTICLES

Name of Company:

ANGIOTECH PHARMACEUTICALS, INC.

REGISTERED OFFICE INFORMATION

Mailing Address:

1200 WATERFRONT CENTRE

200 BURRARD STREET

P.O. BOX 48600

VANCOUVER BC V7X 1T2

CANADA

Delivery Address:

1200 WATERFRONT CENTRE

200 BURRARD STREET

VANCOUVER BC V6C 3L6

CANADA

RECORDS OFFICE INFORMATION

Mailing Address:

1200 WATERFRONT CENTRE

200 BURRARD STREET

P.O. BOX 48600

VANCOUVER BC V7X 1T2

CANADA

Delivery Address:

1200 WATERFRONT CENTRE

200 BURRARD STREET

VANCOUVER BC V6C 3L6

CANADA

BC0374228 Page: 1 of 3

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:

HUNTER, WILLIAM L.

Mailing Address:

1618 STATION STREET

VANCOUVER BC V6A 1B6

CANADA

Delivery Address:

1618 STATION STREET

VANCOUVER BC V6A 1B6

CANADA

Last Name, First Name, Middle Name:

BROWN, EDWARD MONTGOMERY

Mailing Address:

3365 CLAY STREET

SAN FRANCISCO CA 94118

UNITED STATES

Delivery Address:

3365 CLAY STREET

SAN FRANCISCO CA 94118

UNITED STATES

Last Name, First Name, Middle Name:

McKinnell, Henry Alexander

Mailing Address:

2720 MARSH HAWK

JACKSON WY 83001

UNITED STATES

Delivery Address:

2720 MARSH HAWK

JACKSON WY 83001

UNITED STATES

Last Name, First Name, Middle Name:

WILLMS, ARTHUR H.

Mailing Address:

1002 - 1328 MARINASIDE CRESCENT

VANCOUVER BC V6Z 3B3

CANADA

Delivery Address:

1002 - 1328 MARINASIDE CRESCENT

VANCOUVER BC V6Z 3B3

CANADA

Last Name, First Name, Middle Name:

Brege, Laura A.

Mailing Address:

2100 POWELL STREET

12TH FLOOR

EMERYVILLE CA 94608

UNITED STATES

Delivery Address:

2100 POWELL STREET

12TH FLOOR

EMERYVILLE CA 94608

UNITED STATES

Last Name, First Name, Middle Name:

HOWARD, DAVID T.

Mailing Address:

3-215 EAST KEITH ROAD

NORTH VANCOUVER BC V7L 1V4

CANADA

Delivery Address:

3-215 EAST KEITH ROAD

NORTH VANCOUVER BC V7L 1V4

CANADA

BC0374228 Page: 2 of 3

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

April 6, 2011

AUTHORIZED SHARE STRUCTURE

1. 200,000,000 OLD COMMON Shares Without Par Value

With Special Rights or Restrictions attached

2. 50,000,000 CLASS I PREFERENCE Shares Without Par Value

With Special Rights or Restrictions attached

3. No Maximum Common Shares Without Par Value

With Special Rights or Restrictions attached

BC0374228 Page: 3 of 3